UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2015

CLEARBRIDGE

SMALL CAP FUND

PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Small Cap Fund for the twelve-month reporting period ended October 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective August 1, 2015, the Fund’s name changed from ClearBridge Special Investment Trust to ClearBridge Small Cap Fund. Additionally at this time, the Fund adopted the following 80% investment policy: “Under normal circumstances, the Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in common stocks and other equity securities of small capitalization companies or in other investments that the portfolio manager believes have similar economic characteristics.” There was no change to the Fund’s investment objective or performance benchmark. For additional information, please see the prospectus supplement dated May 8, 2015.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	ClearBridge Small Cap Fund

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 27, 2015

ClearBridge Small Cap Fund	III

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended October 31, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2014 U.S. gross domestic product (“GDP”)i growth was 2.1%. First quarter 2015 GDP growth then moderated to 0.6%. This was attributed to a number of factors, including a deceleration in personal consumption expenditures (“PCE”), along with negative contributions from exports, nonresidential fixed investment, and state and local government spending. Economic activity then accelerated, as second quarter 2015 GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating PCE, declining imports, expanding state and local government spending, and rising nonresidential fixed investment. The U.S. Department of Commerce’s second reading for third quarter 2015 GDP growth — released after the reporting period ended — was 2.1%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment.

The labor market significantly improved and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.8%, as reported by the U.S. Department of Labor. By October 2015, unemployment was 5.0%, its lowest level since April 2008.

The Federal Reserve Board (“Fed”)ii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiii at a historically low range between zero and 0.25% during the twelve months ended October 31, 2015. However, in October 2014 the Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “…it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that concluded on July 29, 2015, the Fed said, “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.” At its meeting that concluded on October 28, 2015, the Fed said, “In determining whether it will be appropriate to raise the target range at its next meeting, the Committee will assess progress — both realized and expected — toward its objectives of maximum employment and 2 percent inflation.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 27, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

IV	ClearBridge Small Cap Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

ClearBridge Small Cap Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in common stocks and other equity securities of small capitalization companies or in other investments that we believe have similar economic characteristics. (The Fund does not currently intend to borrow for investment purposes.) The Fund may invest up to 20% of its net assets in equity securities of companies with larger market capitalizations. Under normal circumstances, the Fund’s investments may include equity securities of companies that we consider to be “special situations,” at the time of purchase. We define special situations as companies undergoing unusual or possibly one-time developments that, in our opinion, make them attractive for investment. The Fund will not invest more than 20% of its total assets in securities of companies that, at the time of investment, are involved in reorganizations or restructurings in connection with bankruptcy proceedings. We follow a value discipline in selecting securities, and therefore seek to purchase securities at discounts to our assessment of their intrinsic value. The Fund may invest in foreign equity securities, including securities of emerging market issuers.

Prior to August 1, 2015, the Fund’s principal investment strategy was to invest primarily in equity securities and securities convertible into equity securities. Under normal circumstances, the Fund would invest the majority of its total assets in the securities of companies that were in the small-cap market capitalization range or in “special situations,” at the time of purchase. The Fund had been permitted as part of its principal investment strategy to invest in debt securities, including debt securities rated below investment grade. We no longer intend to invest in debt securities as part of the Fund’s principal investment strategy.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Major U.S. equity indices posted positive returns for the twelve-month reporting period ended October 31, 2015, as the NASDAQ Composite Indexi gained 10.6% while the S&P 500 Indexii and Dow Jones Industrial Average (“DJIA”)iii trailed, up 5.20% and 4.06%, respectively. Throughout the reporting period, investors focused on the Federal Reserve Board’s (“Fed”)iv rate strategy, mixed economic reports, suppressed crude prices, and the climbing dollar, as well as a wave of mergers and acquisitions (“M&A”) announcements. The equity market appreciated through the first half of the year, but the third quarter of 2015 saw sharp declines erase gains. Growing concern for global growth combined with sliding domestic crude prices appeared to drive the volatility. The International Monetary Fund (“IMF”) twice lowered its global growth projections for 2015, most recently forecasting a 3.1% expansion and pointing to a weak first quarter 2016 in the U.S. as well as lower commodity prices and question marks about the Chinese economy as causes for the tempered expectations. Crude oil futures slid throughout the reporting period on oversupply concerns, dropping below $40 per barrel in mid-August and closing above $46 at the end of October 2015. The selling was indiscriminate and the Chicago Board Options Exchange Volatility Indexv, commonly referred to as the VIX,

ClearBridge Small Cap Fund 2015 Annual Report	1

Fund overview (cont’d)

spiked to the highest level since the U.S. lost its AAA credit rating in late 2011. Over the last several years, the market has appreciated significantly and has experienced very little volatility. Until late August, the broad averages had not seen a 10% correction in over three years — rare from a historical perspective.

As most predicted, the Fed wrapped up its bond-buying program in October of 2014, but every month thereafter failed to raise the target lending rate from the low range between zero and 0.25%. Fed officials continue to fixate on tepid inflation in the U.S. despite decent economic expansion and meaningful improvement in the labor market. Aside from a disappointing 0.6% annualized rate of expansion in the first quarter of 2015, U.S. gross domestic product (“GDP”)vi growth reports have been moderately strong over the past year. Notably the economy expanded 2.1% and 3.9% in the fourth quarter of 2014 and the second quarter of 2015, respectively. Meanwhile, U.S. employers added 2.8 million jobs throughout the reporting year and the unemployment rate fell to 5.0% at the end of October 2015 from 5.7% a year ago. Fed Chair Janet Yellen commented that we should see an “initial increase in the federal funds ratevii later this [calendar] year, followed by a gradual pace of tightening thereafter.” However, she cautioned that they could delay further “if the economy surprises us.” After opening November 2014 at 2.34%, the ten-year Treasury note yield dropped as low as 1.64% in January but recovered to close above 2% at the end of October 2015. Corporations continued to take advantage of low borrowing rates as M&A remained a steady bid for stocks throughout the period. Dealogic, a provider of Global Investment Banking analysis and systems, reports that there were 45 deals worth $10 billion or more for a combined total of $1.2 trillion in the first nine months of 2015. On the other hand, the U.S. dollar strengthened 12% against a broad basket of foreign currencies over the past twelve months, driving material foreign exchange headwinds to U.S. corporate earnings.

Q. How did we respond to these changing market conditions?

A. To say markets have been jittery lately would be an understatement. Investors often use times like this to reconsider their stock market exposures, asking whether it’s time to buy the dip or get out before more damage is done. What separates good investors over time, we believe, is how well they can look objectively at problems.

We are often asked what makes our process different. We value companies under a number of different scenarios and attach probabilities to those scenarios. As we get new information, we adjust values and probabilities in a systematic way, always considering prior probabilities and alternative explanations to avoid overweighting recent information. We don’t need to know what will happen. We only need to know when the odds embedded in market prices are skewed too far one way or the other, given our analysis of the facts. When we see that, what our friend Michael Mauboussin at Credit Suisse calls a “diversity breakdown,” then we can take advantage of the volatility in the market.

When a diversity breakdown happens and everyone is rushing one way, you can look pretty foolish rushing the other way, or even standing still. Your instincts tell you that

2	ClearBridge Small Cap Fund 2015 Annual Report

there is safety in numbers — follow the pack. But, in our opinion, these are the key moments of opportunity. It is not always correct simply to run the other way, but it is always correct to go back to your tools and assess the problem in a systematic way. As with many other crafts, the quality of the output comes from consistent application of a thorough process to make fewer mistakes.

Over the year leading up to the third quarter of 2015, we found lower discounts to intrinsic value and in fewer areas of the market. We also had difficulty finding undervalued investments among the areas with the highest perceived growth outlook. High-growth stocks have fallen somewhat recently, but still don’t represent great deals in general. We are, however, finding opportunities to initiate or add to positions in more traditional value stocks with low expectations. The market fluctuations that started in the third quarter of 2015 have provided us with new investment opportunities. Our goal remains to take advantage of opportunities where the price of a stock and the value of the corporation deviate meaningfully.

Performance review

For the twelve months ended October 31, 2015, Class C shares of ClearBridge Small Cap Fund, excluding sales charges, returned 0.16%. The Fund’s unmanaged benchmark, the Russell 2000 Indexviii, returned 0.34% for the same period. The Lipper Small-Cap Core Funds Category Average1 returned -0.32% over the same time frame.

Performance Snapshot as of October 31, 2015 (unaudited)
(excluding sales charges)	6 months†	12 months†
ClearBridge Small Cap Fund:
Class A	-2.94%	0.95%
Class A2	-3.06%	0.77%
Class C	-3.32%	0.16%
Class FI	-2.97%	0.83%
Class R	-3.16%	0.53%
Class I	-2.83%	1.15%
Russell 2000 Index	-4.12%	0.34%
Lipper Small-Cap Core Funds Category Average[1]	-4.05%	-0.32%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 807 funds for the six-month period and among the 795 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

†	The total return includes gains from settlement of security litigations. Without these gains, the total return for the six months ended October 31, 2015 for Class A, Class A2, Class C, Class FI, Class R and Class I shares would have been -3.35%, -3.26%, -3.70%, -3.36%, -3.56% and -3.16%, respectively. The returns for the twelve months ended October 31, 2015 for Class A, Class A2, Class C, Class FI, Class R and Class I shares would have been 0.53%, 0.56%, -0.24%, 0.41%, 0.11% and 0.81%, respectively.

ClearBridge Small Cap Fund 2015 Annual Report	3

Fund overview (cont’d)

Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2015, the gross total annual operating expense ratios for Class A, Class A2, Class C, Class FI, Class R and Class I shares were 1.10%, 1.13%, 1.90%, 1.44%, 1.58% and 0.89%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. Relative portfolio outperformance was driven by overall security selection and overall sector allocation, and to a lesser extent the interaction of sector allocation and security selection. In particular, stock selection within the Producer Durables1, Consumer Discretionary and Energy sectors contributed substantially to relative returns. Meanwhile, an underweight in Energy also helped relative returns as the sector underperformed the benchmark. In terms of individual securities, Manhattan Associates Inc., Allegiant Travel, MarketAxess Holdings Inc., Tyler Technologies Inc. and Q2 Holdings Inc. were the top contributors to absolute returns.

Q. What were the leading detractors from performance?

A. Stock selection in the Health Care and Financials sectors weighed on relative performance. At the security level, FXCM, RCS Capital, Exact Sciences, Dynegy and Syncora Holdings detracted the most from returns.

Q. Were there any significant changes to the Fund during the reporting period?

A. We made a number of changes to the portfolio’s composition this year, with notable initiated positions including Washington Federal, Talmer Bancorp, AVG Technologies, WebMD Health and Press Ganey Holdings. Among the securities we sold, the largest were E*TRADE Financial, Tyler Technologies, FXCM, Platform Specialty Products and Old Dominion Freight Line.

Thank you for your investment in ClearBridge Small Cap Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Albert Grossman

Portfolio Manager

ClearBridge, LLC

Brian Lund, CFA

Portfolio Manager

ClearBridge, LLC

November 17, 2015

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. Small-cap stocks involve greater risks and volatility than mid- and large-cap stocks. The

[1]	Producer Durables consists of the following industries: Commercial Services, Machinery, Manufacturing & Production, Scientific Instruments & Services and Transportation & Freight.

4	ClearBridge Small Cap Fund 2015 Annual Report

managers’ investment style may become out of favor and/or the managers’ selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The value approach to investing involves the risk that those stocks deemed to be undervalued by the portfolio managers may remain undervalued. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2015 were: Springleaf Holdings Inc. (2.3%), TreeHouse Foods Inc. (2.3%), Service Corporation International (2.2%), CSG Systems International Inc. (2.0%), Gentex Corp. (1.9%), Monro Muffler Brake Inc. (1.8%), LivaNova PLC (1.8%), Balchem Corp. (1.8%) ProAssurance Corp. (1.8%) and First Interstate BancSystem Inc., Class A Shares (1.8%). Please refer to pages 11 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2015 were: Financials (24.6%), Information Technology (18.9%), Consumer Discretionary (15.2%), Industrials (13.0%) and Health Care (9.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The Chicago Board Options Exchange Volatility Index (“VIX”) reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.

vi	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

viii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ClearBridge Small Cap Fund 2015 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2015 and October 31, 2014. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	ClearBridge Small Cap Fund 2015 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2015 and held for the six months ended October 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge2,†	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-2.94%	$1,000.00	$970.60	1.06%	$5.27	Class A	5.00%	$1,000.00	$1,019.86	1.06%	$5.40
Class A2	-3.06	1,000.00	969.40	1.33	6.60	Class A2	5.00	1,000.00	1,018.50	1.33	6.77
Class C	-3.32	1,000.00	966.80	1.86	9.22	Class C	5.00	1,000.00	1,015.83	1.86	9.45
Class FI	-2.97	1,000.00	970.30	1.14	5.66	Class FI	5.00	1,000.00	1,019.46	1.14	5.80
Class R	-3.16	1,000.00	968.40	1.49	7.39	Class R	5.00	1,000.00	1,017.69	1.49	7.58
Class I	-2.83	1,000.00	971.70	0.88	4.37	Class I	5.00	1,000.00	1,020.77	0.88	4.48

ClearBridge Small Cap Fund 2015 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended October 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

†	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been lower.

8	ClearBridge Small Cap Fund 2015 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A†	Class A2†	Class C†	Class FI†	Class R†	Class I†
Twelve Months Ended 10/31/15	0.95%	0.77%	0.16%	0.83%	0.53%	1.15%
Five Years Ended 10/31/15	8.99	N/A	8.13	8.79	8.50	9.23
Ten Years Ended 10/31/15	N/A	N/A	3.88	4.55	N/A	4.96
Inception* through 10/31/15	18.16	4.37	—	—	3.17	—

With sales charges[2]	Class A†	Class A2†	Class C†	Class FI†	Class R†	Class I†
Twelve Months Ended 10/31/15	-4.86%	-5.03%	-0.66%	0.83%	0.53%	1.15%
Five Years Ended 10/31/15	7.71	N/A	8.13	8.79	8.50	9.23
Ten Years Ended 10/31/15	N/A	N/A	3.88	4.55	N/A	4.96
Inception* through 10/31/15	17.12	-0.45	—	—	3.17	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/3/09 through 10/31/15)	208.05%
Class A2 (Inception date of 8/1/14 through 10/31/15)	5.51
Class C (10/31/05 through 10/31/15)	46.26
Class FI (10/31/05 through 10/31/15)	56.03
Class R (Inception date of 12/28/06 through 10/31/15)	31.79
Class I (10/31/05 through 10/31/15)	62.20

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	The total returns include gains from settlement of security litigations. Without these gains, the total returns would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, FI, R and I shares are February 3, 2009, August 1, 2014, December 30, 1985, July 30, 2004, December 28, 2006 and December 1, 1994, respectively.

ClearBridge Small Cap Fund 2015 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class C Shares of ClearBridge Small Cap Fund vs. Russell 2000 Index† — October 2005 - October 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class C shares of ClearBridge Small Cap Fund on October 31, 2005, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2015. The hypothetical illustration also assumes a $10,000 investment in the Russell 2000 Index. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity market. This index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in these other classes.

10	ClearBridge Small Cap Fund 2015 Annual Report

Schedule of investments

October 31, 2015

ClearBridge Small Cap Fund

Security	Shares	Value
Common Stocks — 93.9%
Consumer Discretionary — 15.2%
Auto Components — 2.1%
Gentex Corp.	700,000	$11,473,000
Modine Manufacturing Co.	123,395	1,032,816	*
Total Auto Components		12,505,816
Distributors — 1.5%
Pool Corp.	110,000	8,969,400
Diversified Consumer Services — 3.1%
2U Inc.	260,000	5,454,800	*
Service Corporation International	480,000	13,564,800
Total Diversified Consumer Services		19,019,600
Hotels, Restaurants & Leisure — 4.9%
Chuy’s Holdings Inc.	250,004	6,802,609	*
Fogo De Chao Inc.	280,063	4,228,951	*
Planet Fitness Inc., Class A Shares	300,000	4,902,000	*
Potbelly Corp.	600,000	6,720,000	*
Red Robin Gourmet Burgers Inc.	95,000	7,114,550	*
Total Hotels, Restaurants & Leisure		29,768,110
Household Durables — 1.0%
Taylor Morrison Home Corp., Class A Shares	341,270	6,289,606	*
Media — 0.8%
Carmike Cinemas Inc.	188,240	4,820,827	*
Specialty Retail — 1.8%
Monro Muffler Brake Inc.	150,000	11,125,500
Total Consumer Discretionary		92,498,859
Consumer Staples — 2.2%
Food Products — 2.2%
TreeHouse Foods Inc.	160,000	13,702,400	*
Energy — 4.9%
Energy Equipment & Services — 2.5%
Frank’s International NV	500,000	8,580,000
US Silica Holdings Inc.	350,000	6,321,000
Total Energy Equipment & Services		14,901,000
Oil, Gas & Consumable Fuels — 2.4%
Diamondback Energy Inc.	55,000	4,061,200	*
Murphy USA Inc.	160,000	9,819,200	*
Sanchez Energy Corp.	150,000	892,500	*
Total Oil, Gas & Consumable Fuels		14,772,900
Total Energy		29,673,900

See Notes to Financial Statements.

ClearBridge Small Cap Fund 2015 Annual Report	11

Schedule of investments (cont’d)

October 31, 2015

ClearBridge Small Cap Fund

Security	Shares	Value
Financials — 23.1%
Banks — 5.6%
First Interstate BancSystem Inc., Class A Shares	380,000	$10,776,800
Hancock Holding Co.	263,000	7,258,800
LegacyTexas Financial Group Inc.	236,200	6,778,940
Talmer Bancorp Inc., Class A Shares	550,000	9,251,000
Total Banks		34,065,540
Capital Markets — 1.5%
PennantPark Investment Corp.	600,000	4,146,000
Triangle Capital Corp.	298,521	5,125,605
Total Capital Markets		9,271,605
Consumer Finance — 2.3%
Springleaf Holdings Inc.	300,000	14,073,000	*
Diversified Financial Services — 3.1%
MarketAxess Holdings, Inc.	100,000	10,131,000
PRA Group Inc.	160,000	8,768,000	*
Total Diversified Financial Services		18,899,000
Insurance — 3.2%
Assured Guaranty Ltd.	300,000	8,232,000
ProAssurance Corp.	205,370	10,876,395
Total Insurance		19,108,395
Real Estate Investment Trusts (REITs) — 5.8%
American Homes 4 Rent, Class A Shares	540,000	8,910,000
Lexington Realty Trust	590,000	5,215,600
Potlatch Corp.	225,000	7,029,000
Rouse Properties Inc.	380,000	6,684,200
Summit Hotel Properties Inc.	550,000	7,194,000
Total Real Estate Investment Trusts (REITs)		35,032,800
Thrifts & Mortgage Finance — 1.6%
Washington Federal Inc.	397,690	9,918,389
Total Financials		140,368,729
Health Care — 9.6%
Biotechnology — 1.3%
Amarin Corp. PLC, ADR	1,712,000	3,252,800	*
Ligand Pharmaceuticals Inc.	54,000	4,878,900	*
Total Biotechnology		8,131,700
Health Care Equipment & Supplies — 4.9%
Endologix Inc.	530,000	4,526,200	*
Haemonetics Corp.	127,000	4,290,060	*

See Notes to Financial Statements.

12	ClearBridge Small Cap Fund 2015 Annual Report

ClearBridge Small Cap Fund

Security	Shares	Value
Health Care Equipment & Supplies — continued
LivaNova PLC	165,000	$10,936,200	*
Quotient Ltd.	779,769	10,133,098	*
Total Health Care Equipment & Supplies		29,885,558
Health Care Providers & Services — 2.1%
Brookdale Senior Living Inc.	208,020	4,349,698	*
Surgical Care Affiliates Inc.	272,000	8,053,920	*
Total Health Care Providers & Services		12,403,618
Health Care Technology — 1.3%
Press Ganey Holdings Inc.	250,000	7,835,000	*
Total Health Care		58,255,876
Industrials — 13.0%
Aerospace & Defense — 1.3%
HEICO Corp.	160,002	8,070,501
Airlines — 1.1%
Allegiant Travel Co.	35,000	6,910,750
Building Products — 0.9%
Continental Building Products Inc.	300,000	5,271,000	*
Commercial Services & Supplies — 1.6%
Copart Inc.	265,000	9,595,650	*
Machinery — 2.2%
CIRCOR International Inc.	110,000	5,051,200
Woodward Inc.	184,500	8,394,750
Total Machinery		13,445,950
Marine — 1.0%
Matson Inc.	125,000	5,728,750
Professional Services — 1.0%
ICF International Inc.	200,000	6,134,000	*
Road & Rail — 1.5%
Landstar System Inc.	143,000	9,014,720
Trading Companies & Distributors — 2.4%
GATX Corp.	159,300	7,439,310
Rush Enterprises Inc., Class A Shares	300,000	7,314,000	*
Total Trading Companies & Distributors		14,753,310
Total Industrials		78,924,631
Information Technology — 18.9%
Electronic Equipment, Instruments & Components — 3.7%
ePlus Inc.	85,000	7,175,700	*
Knowles Corp.	360,000	5,997,600	*

See Notes to Financial Statements.

ClearBridge Small Cap Fund 2015 Annual Report	13

Schedule of investments (cont’d)

October 31, 2015

ClearBridge Small Cap Fund

Security	Shares	Value
Electronic Equipment, Instruments & Components — continued
Methode Electronics Inc.	275,000	$9,165,750
Total Electronic Equipment, Instruments & Components		22,339,050
Internet Software & Services — 4.8%
Criteo SA, ADR	140,500	5,347,430	*
DHI Group Inc.	730,000	6,606,500	*
Q2 Holdings Inc.	350,000	8,627,500	*
WebMD Health Corp.	205,000	8,335,300	*
Total Internet Software & Services		28,916,730
IT Services — 3.7%
CSG Systems International Inc.	364,680	12,224,074
EVERTEC Inc.	574,960	10,487,270
Total IT Services		22,711,344
Semiconductors & Semiconductor Equipment — 2.9%
Applied Micro Circuits Corp.	930,700	6,030,936	*
Power Integrations Inc.	120,000	6,073,200
Semtech Corp.	319,510	5,591,425	*
Total Semiconductors & Semiconductor Equipment		17,695,561
Software — 3.8%
AVG Technologies NV	390,000	9,243,000	*
Manhattan Associates Inc.	130,000	9,470,500	*
PROS Holdings Inc.	180,000	4,323,600	*
Total Software		23,037,100
Total Information Technology		114,699,785
Materials — 3.4%
Chemicals — 1.8%
Balchem Corp.	160,000	10,928,000
Metals & Mining — 1.6%
Steel Dynamics Inc.	532,520	9,835,644
Total Materials		20,763,644
Utilities — 3.6%
Electric Utilities — 2.8%
PNM Resources Inc.	250,000	7,030,000
Portland General Electric Co.	280,000	10,382,400
Total Electric Utilities		17,412,400
Independent Power and Renewable Electricity Producers — 0.8%
Dynegy Inc.	250,000	4,857,500	*
Total Utilities		22,269,900
Total Common Stocks (Cost — $518,223,892)		571,157,724

See Notes to Financial Statements.

14	ClearBridge Small Cap Fund 2015 Annual Report

ClearBridge Small Cap Fund

Security		Shares	Value
Investment in Underlying Funds — 1.5%
Financials — 1.5%
Main Street Capital Corp. (Cost — $9,396,960)		297,498	$8,918,990	(a)
Total Investments before Short-Term Investments (Cost — $527,620,852)			580,076,714

	Rate
Short-Term Investments — 3.9%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $23,447,417)	0.137%	23,447,417	23,447,417
Total Investments — 99.3% (Cost — $551,068,269#)			603,524,131
Other Assets in Excess of Liabilities — 0.7%			4,350,625
Total Net Assets — 100.0%			$607,874,756

*	Non-income producing security.

(a)	Security is a business development company (See Note 1).

#	Aggregate cost for federal income tax purposes is $555,776,548.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

ClearBridge Small Cap Fund 2015 Annual Report	15

Statement of assets and liabilities

October 31, 2015

Assets:
Investments, at value (Cost — $551,068,269)	$603,524,131
Receivable for securities sold	7,045,502
Dividends and interest receivable	214,977
Receivable for Fund shares sold	63,813
Prepaid expenses	59,658
Other assets	10,303
Total Assets	610,918,384

Liabilities:
Due to custodian	1,283,690
Payable for Fund shares repurchased	585,123
Service and/or distribution fees payable	423,958
Investment management fee payable	349,718
Trustees’ fees payable	4,498
Payable for securities purchased	2,383
Accrued expenses	394,258
Total Liabilities	3,043,628
Total Net Assets	$607,874,756

Net Assets:
Par value (Note 7)	$177
Paid-in capital in excess of par value	533,872,489
Accumulated net investment loss	(3,168,508)
Accumulated net realized gain on investments and foreign currency transactions	24,714,736
Net unrealized appreciation on investments	52,455,862
Total Net Assets	$607,874,756

See Notes to Financial Statements.

16	ClearBridge Small Cap Fund 2015 Annual Report

Net Assets:
Class A	$34,913,402
Class A2	$504,087
Class C	$486,052,082
Class FI	$1,153,811
Class R	$3,691,134
Class I	$81,560,240

Shares Outstanding:
Class A	1,036,657
Class A2	14,997
Class C	14,874,088
Class FI	24,988
Class R	81,255
Class I	1,707,855

Net Asset Value:
Class A (and redemption price)	$33.68
Class A2 (and redemption price)	$33.61
Class C*	$32.68
Class FI (and redemption price)	$46.17
Class R (and redemption price)	$45.43
Class I (and redemption price)	$47.76
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$35.73
Class A2 (based on maximum initial sales charge of 5.75%)	$35.66

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

ClearBridge Small Cap Fund 2015 Annual Report	17

Statement of operations

For the Year Ended October 31, 2015

Investment Income:
Dividends	$7,546,880
Return of capital (Note 1(h))	(500,861)
Net Dividends and Distributions	7,046,019
Interest	8,407
Less: Foreign taxes withheld	(32,789)
Total Investment Income	7,021,637

Expenses:
Service and/or distribution fees (Notes 2 and 5)	5,475,370
Investment management fee (Note 2)	4,575,504
Transfer agent fees (Note 5)	586,120
Legal fees	186,427
Registration fees	98,208
Fund accounting fees	64,488
Audit and tax fees	56,946
Trustees’ fees	56,247
Shareholder reports	37,038
Insurance	8,699
Custody fees	7,883
Miscellaneous expenses	10,308
Total Expenses	11,163,238
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(114,198)
Net Expenses	11,049,040
Net Investment Loss	(4,027,403)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	45,802,016
Investment transactions in affiliated securities	(4,993,983)
REIT distributions	416,250
Foreign currency transactions	1
Net Realized Gain	41,224,284
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated investments	(35,216,960)
Affiliated investments	1,481,217
Change in Net Unrealized Appreciation (Depreciation)	(33,735,743)
Net Gain on Investments and Foreign Currency Transactions	7,488,541
Increase in Net Assets from Operations	$3,461,138

See Notes to Financial Statements.

18	ClearBridge Small Cap Fund 2015 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2015	2014

Operations:
Net investment loss	$(4,027,403)	$(4,709,756)
Net realized gain	41,224,284	135,762,856
Change in net unrealized appreciation (depreciation)	(33,735,743)	(54,064,208)
Increase in Net Assets from Operations	3,461,138	76,988,892

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	—	(9,000,022)
Net realized gains	(118,741,091)	(43,000,096)
Decrease in Net Assets from Distributions to Shareholders	(118,741,091)	(52,000,118)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	52,679,741	22,485,543
Reinvestment of distributions	111,416,165	48,798,552
Cost of shares repurchased	(145,559,489)	(118,640,436)
Increase (Decrease) in Net Assets from Fund Share Transactions	18,536,417	(47,356,341)
Decrease in Net Assets	(96,743,536)	(22,367,567)

Net Assets:
Beginning of year	704,618,292	726,985,859
End of year*	$607,874,756	$704,618,292
*Includes accumulated net investment loss and overdistributed net investment income respectively, of:	$(3,168,508)	$(10,526,021)

See Notes to Financial Statements.

ClearBridge Small Cap Fund 2015 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2015	2014	2013	2012	2011[2]

Net asset value, beginning of year	$40.51	$39.24	$29.66	$27.28	$29.72

Income (loss) from operations:
Net investment income	0.01	(0.00) [3]	0.15	0.22	0.04
Net realized and unrealized gain (loss)	0.29	4.38	9.94	2.58	(2.48)
Total income (loss) from operations	0.30	4.38	10.09	2.80	(2.44)

Less distributions from:
Net investment income	—	(0.72)	(0.51)	(0.42)	—
Net realized gains	(7.13)	(2.39)	—	—	—
Total distributions	(7.13)	(3.11)	(0.51)	(0.42)	—

Net asset value, end of year	$33.68	$40.51	$39.24	$29.66	$27.28
Total return[4]	0.95%[5]	11.97%	34.41%	10.30%	(8.21)%

Net assets, end of year (000s)	$34,913	$42,798	$40,382	$32,573	$40,134

Ratios to average net assets:
Gross expenses	1.07%	1.07%	1.09%	1.11%	1.06%
Net expenses[6]	1.05	1.05	1.06	1.09	1.05
Net investment income (loss)	0.02	(0.01)	0.43	0.74	0.14

Portfolio turnover rate	29%	52%	39%	30%	57%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to February 29, 2012.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangement, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.53% for the year ended October 31, 2015.

[6]	Reflects expense reimbursements.

See Notes to Financial Statements.

20	ClearBridge Small Cap Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A2 Shares[1]	2015	2014[2]

Net asset value, beginning of year	$40.50	$38.68

Income (loss) from operations:
Net investment loss	(0.10)	(0.03)
Net realized and unrealized gain	0.34	1.85
Total income from operations	0.24	1.82

Less distributions from:
Net realized gains	(7.13)	—
Total distributions	(7.13)	—

Net asset value, end of year	$33.61	$40.50
Total return[3]	0.77%[4]	4.71%

Net assets, end of year (000s)	$504	$75

Ratios to average net assets:
Gross expenses	1.77%	1.10%[5]
Net expenses[6,7]	1.29	1.07 [5]
Net investment loss	(0.30)	(0.36) [5]

Portfolio turnover rate	29%	52%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2014 (inception date) to October 31, 2014.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.56% for the year ended October 31, 2015.

[5]	Annualized.

[6]

As a result of a voluntary expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.29%. This voluntary expense limitation arrangement may be terminated at any time by the manager.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	For the year ended October 31, 2014.

See Notes to Financial Statements.

ClearBridge Small Cap Fund 2015 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2015	2014	2013	2012	2011[2]

Net asset value, beginning of year	$39.78	$38.61	$29.17	$26.72	$29.35

Income (loss) from operations:
Net investment loss	(0.27)	(0.31)	(0.12)	(0.01)	(0.21)
Net realized and unrealized gain (loss)	0.30	4.30	9.82	2.53	(2.42)
Total income (loss) from operations	0.03	3.99	9.70	2.52	(2.63)

Less distributions from:
Net investment income	—	(0.43)	(0.26)	(0.07)	—
Net realized gains	(7.13)	(2.39)	—	—	—
Total distributions	(7.13)	(2.82)	(0.26)	(0.07)	—

Net asset value, end of year	$32.68	$39.78	$38.61	$29.17	$26.72
Total return[3]	0.16%[4]	11.06%	33.37%	9.45%	(8.96)%

Net assets, end of year (000s)	$486,052	$581,681	$605,286	$559,450	$678,950

Ratios to average net assets:
Gross expenses	1.87%	1.87%	1.88%	1.88%	1.86%
Net expenses[5]	1.85	1.85	1.85	1.86	1.85
Net investment loss	(0.78)	(0.80)	(0.35)	(0.04)	(0.67)

Portfolio turnover rate	29%	52%	39%	30%	57%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to February 29, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangement, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.24)% for the year ended October 31, 2015.

[5]	Reflects expense reimbursements.

See Notes to Financial Statements.

22	ClearBridge Small Cap Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class FI Shares[1]	2015	2014	2013	2012	2011[2]

Net asset value, beginning of year	$52.95	$50.11	$37.79	$34.61	$37.75

Income (loss) from operations:
Net investment income (loss)	(0.05)	(0.18)	0.25	0.24	0.00 [3]
Net realized and unrealized gain (loss)	0.40	5.69	12.54	3.28	(3.14)
Total income (loss) from operations	0.35	5.51	12.79	3.52	(3.14)

Less distributions from:
Net investment income	—	(0.28)	(0.47)	(0.34)	—
Net realized gains	(7.13)	(2.39)	—	—	—
Total distributions	(7.13)	(2.67)	(0.47)	(0.34)	—

Net asset value, end of year	$46.17	$52.95	$50.11	$37.79	$34.61
Total return[4]	0.83%[5]	11.55%	34.10%	10.23%	(8.34)%

Net assets, end of year (000s)	$1,154	$1,591	$1,864	$9,986	$9,684

Ratios to average net assets:
Gross expenses	1.21%	1.41%	1.25%	1.19%	1.18%
Net expenses[6]	1.19	1.39	1.23	1.17	1.17
Net investment income (loss)	(0.11)	(0.35)	0.61	0.66	0.01

Portfolio turnover rate	29%	52%	39%	30%	57%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to February 29, 2012.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangement, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.41% for the year ended October 31, 2015.

[6]	Reflects expense reimbursements.

See Notes to Financial Statements.

ClearBridge Small Cap Fund 2015 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class R Shares[1]	2015	2014	2013	2012	2011[2]

Net asset value, beginning of year	$52.34	$49.78	$37.38	$34.15	$37.36

Income (loss) from operations:
Net investment income (loss)	(0.18)	(0.25)	0.01	0.09	(0.10)
Net realized and unrealized gain (loss)	0.40	5.64	12.61	3.24	(3.11)
Total income (loss) from operations	0.22	5.39	12.62	3.33	(3.21)

Less distributions from:
Net investment income	—	(0.44)	(0.22)	(0.10)	—
Net realized gains	(7.13)	(2.39)	—	—	—
Total distributions	(7.13)	(2.83)	(0.22)	(0.10)	(0.000)

Net asset value, end of year	$45.43	$52.34	$49.78	$37.38	$34.15
Total return[3]	0.53%[4]	11.42%	33.81%	9.77%	(8.59)%

Net assets, end of year (000s)	$3,691	$4,983	$6,181	$7,449	$9,301

Ratios to average net assets:
Gross expenses	1.48%	1.55%	1.54%	1.60%	1.44%
Net expenses[5]	1.47	1.54	1.51	1.58	1.43
Net investment income (loss)	(0.39)	(0.49)	0.02	0.26	(0.25)

Portfolio turnover rate	29%	52%	39%	30%	57%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to February 29, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.11% for the year ended October 31, 2015.

[5]	Reflects expense reimbursements.

See Notes to Financial Statements.

24	ClearBridge Small Cap Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2015	2014	2013	2012	2011[2]

Net asset value, beginning of year	$54.36	$51.56	$38.84	$35.57	$38.67

Income (loss) from operations:
Net investment income	0.10	0.10	0.28	0.38	0.15
Net realized and unrealized gain (loss)	0.43	5.86	13.04	3.39	(3.25)
Total income (loss) from operations	0.53	5.96	13.32	3.77	(3.10)

Less distributions from:
Net investment income	—	(0.77)	(0.60)	(0.50)	—
Net realized gains	(7.13)	(2.39)	—	—	—
Total distributions	(7.13)	(3.16)	(0.60)	(0.50)	—

Net asset value, end of year	$47.76	$54.36	$51.56	$38.84	$35.57
Total return[3]	1.15%[4]	12.18%	34.67%	10.65%	(8.02)%

Net assets, end of year (000s)	$81,560	$73,490	$73,273	$66,160	$87,977

Ratios to average net assets:
Gross expenses	0.88%	0.86%	0.91%	0.82%	0.80%
Net expenses[5]	0.86	0.84	0.89	0.81	0.79
Net investment income	0.21	0.20	0.62	1.01	0.37

Portfolio turnover rate	29%	52%	39%	30%	57%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to February 29, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.81% for the year ended October 31, 2015.

[5]	Reflects expense reimbursements.

See Notes to Financial Statements.

ClearBridge Small Cap Fund 2015 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Small Cap Fund (formerly, ClearBridge Special Investment Trust) (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Effective August 1, 2015, the Fund’s name and investment policies changed.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation

26	ClearBridge Small Cap Fund 2015 Annual Report

Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

ClearBridge Small Cap Fund 2015 Annual Report	27

Notes to financial statements (cont’d)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$571,157,724	—	—	$571,157,724
Investment in underlying funds	8,918,990	—	—	8,918,990
Total long-term investments	$580,076,714	—	—	$580,076,714
Short-term investments†	23,447,417	—	—	23,447,417
Total investments	$603,524,131	—	—	$603,524,131

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Business development companies. The Fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The Fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

28	ClearBridge Small Cap Fund 2015 Annual Report

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

ClearBridge Small Cap Fund 2015 Annual Report	29

Notes to financial statements (cont’d)

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Commission recapture. The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain (loss) on investment transactions. During the year ended October 31, 2015, the Fund did not receive any commission rebates.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

30	ClearBridge Small Cap Fund 2015 Annual Report

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Gain
(a)	$11,384,916	$(11,384,916)

(a)

Reclassifications are due to book/tax differences in the treatment of distributions from regulated investment companies, book/tax differences in the treatment of passive foreign investment companies, a tax net operating loss which offsets short-term capital gains for tax purposes and book/tax differences in the treatment of partnership investments.

2. Investment advisory and management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with ClearBridge, LLC (“ClearBridge”). Pursuant to the agreement, ClearBridge provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. The following chart shows the annual advisory fee rates for the Fund:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.620
Over $10 billion	0.590

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) provides certain administrative and oversight services to the Fund. For LMPFA’s services to the Fund, ClearBridge (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. For Western Asset’s services to the Fund, ClearBridge (not the Fund) pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocated to them by ClearBridge. ClearBridge, LMPFA and Western Asset are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

The Fund’s agreement with ClearBridge provides that expense reimbursements be made to the Fund for audit fees and compensation of the Fund’s independent trustees. These expense reimbursements are not subject to recapture.

As a result of a voluntary expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Fund’s Class A2 shares did not exceed 1.29%. This voluntary expense limitation arrangement may be terminated at any time by ClearBridge.

ClearBridge Small Cap Fund 2015 Annual Report	31

Notes to financial statements (cont’d)

During the year ended October 31, 2015, fees waived and/or expenses reimbursed amounted to $114,198.

ClearBridge is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which ClearBridge earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will ClearBridge recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to this arrangement, at October 31, 2015, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by ClearBridge and respective dates of expiration as follows:

Class A2
Expires October 31, 2017	—
Expires October 31, 2018	$1,005
Total fee waivers/expense reimbursements subject to recapture	$1,005

During the year ended October 31, 2015, ClearBridge did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2015, LMIS and its affiliates retained sales charges of $1,106 and $1,235 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended October 31, 2015, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$1	$3,068

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and did not receive compensation from the Trust.

32	ClearBridge Small Cap Fund 2015 Annual Report

3. Investments

During the year ended October 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$187,889,622
Sales	315,392,962

At October 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$96,875,541
Gross unrealized depreciation	(49,127,958)
Net unrealized appreciation	$47,747,583

4. Derivative instruments and hedging activities

During the year ended October 31, 2015, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$95,811	$14,587
Class A2	544	1,558
Class C	5,353,163	489,681
Class FI	3,189	2,244
Class R	22,663	9,298
Class I	—	68,752
Total	$5,475,370	$586,120

For the year ended October 31, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$6,639
Class A2	1,045
Class C	92,634
Class FI	220
Class R	778
Class I	12,882
Total	$114,198

ClearBridge Small Cap Fund 2015 Annual Report	33

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Investment Income:
Class A	—	$785,863
Class A2	—	—	†
Class C	—	7,031,829
Class FI	—	9,094
Class R	—	56,538
Class I	—	1,116,698
Total	—	$9,000,022

Net Realized Gains:
Class A	$7,360,464	$2,452,524
Class A2	16,445	—	†
Class C	100,994,825	36,841,808
Class FI	176,063	84,428
Class R	670,375	293,649
Class I	9,522,919	3,327,687
Total	$118,741,091	$43,000,096

†	For the period August 1, 2014 (inception date) to October 31, 2014.

7. Shares of beneficial interest

At October 31, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares		Amount
Class A
Shares sold	100,115	$3,456,920	58,014		$2,266,906
Shares issued on reinvestment	218,201	7,274,452	84,894		3,199,840
Shares repurchased	(338,258)	(11,643,319)	(115,415)		(4,521,418)
Net increase (decrease)	(19,942)	$(911,947)	27,493		$945,328

Class A2
Shares sold	13,910	$476,809	2,212	(1)	$88,372	(1)
Shares issued on reinvestment	493	16,445	—		—
Shares repurchased	(1,253)	(45,057)	(365)	(1)	(14,772)	(1)
Net increase	13,150	$448,197	1,847	(1)	$73,600	(1)

34	ClearBridge Small Cap Fund 2015 Annual Report

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class C
Shares sold	301,221	$10,068,934	188,558	$7,220,535
Shares issued on reinvestment	3,002,973	97,832,770	1,149,678	42,481,975
Shares repurchased	(3,051,705)	(105,509,581)	(2,394,746)	(92,386,870)
Net increase (decrease)	252,489	$2,392,123	(1,056,510)	$(42,684,360)

Class FI
Shares sold	2,680	$127,008	6,576	$341,065
Shares issued on reinvestment	3,851	176,063	1,925	93,522
Shares repurchased	(11,584)	(579,037)	(15,657)	(789,378)
Net decrease	(5,053)	$(275,966)	(7,156)	$(354,791)

Class R
Shares sold	20,627	$974,074	18,301	$927,196
Shares issued on reinvestment	14,838	669,343	7,239	350,188
Shares repurchased	(49,420)	(2,304,075)	(54,515)	(2,740,277)
Net decrease	(13,955)	$(660,658)	(28,975)	$(1,462,893)

Class I
Shares sold	765,420	$37,575,996	224,251	$11,641,469
Shares issued on reinvestment	115,464	5,447,092	53,078	2,673,027
Shares repurchased	(525,019)	(25,478,420)	(346,434)	(18,187,721)
Net increase (decrease)	355,865	$17,544,668	(69,105)	$(3,873,225)

(1)	For the period August 1, 2014 (inception date) to October 31, 2014.

8. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended October 31, 2015:

	Affiliate Value at 10/31/14	Purchased		Sold		Dividend Income	Affiliate Value at 10/31/15	Realized Loss
		Cost	Shares	Cost	Shares
Syncora Holdings Ltd.*	$7,061,602	—	—	$8,542,819	3,530,801	—	—	$(4,993,983)
*	This security is no longer an affiliated company.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$3,000,045	$9,000,022
Net long-term capital gains	115,741,046	43,000,096
Total distributions paid	$118,741,091	$52,000,118

ClearBridge Small Cap Fund 2015 Annual Report	35

Notes to financial statements (cont’d)

As of October 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$10,000,000
Undistributed long-term capital gains — net	19,423,015
Total undistributed earnings	$29,423,015
Other book/tax temporary differences (a)	(3,168,508)
Unrealized appreciation (depreciation)(b)	47,747,583
Total accumulated earnings (losses) — net	$74,002,090

(a)	Other book/tax temporary differences are attributable to the book/tax differences in the timing of the deductibility of various expenses and the deferral of certain late-year losses, for tax purposes.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax basis adjustments on partnership investments.

36	ClearBridge Small Cap Fund 2015 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and to the Shareholders of ClearBridge Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ClearBridge Small Cap Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at October 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

December 21, 2015

ClearBridge Small Cap Fund 2015 Annual Report	37

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Small Cap Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Retired. Trustee of American Federation of Arts since 1998; formerly, Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

38	ClearBridge Small Cap Fund

Independent Trustees† cont’d

Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly, Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp.

ClearBridge Small Cap Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) since 2015; President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (sporting goods); formerly, Director of TeleTech Holdings, Inc. (business process outsourcing)

40	ClearBridge Small Cap Fund

Interested Trustee
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

ClearBridge Small Cap Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

42	ClearBridge Small Cap Fund

Executive Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2015, Ms. Trust became a Trustee. In addition, Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge Small Cap Fund	43

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2015:

Record date:	12/9/2014	6/23/2015
Payable date:	12/10/2014	6/24/2015
Ordinary income:
Qualified dividend income for individuals	100.00%	—
Dividends qualifying for the dividends
received deduction for corporations	100.00%	—
Qualified short-term capital gain dividend*	$0.180270	—
Long-term capital gain dividend	$6.910250	$0.041010

*	Represents the ordinary income distribution that is eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

44	ClearBridge Small Cap Fund

ClearBridge

Small Cap Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman*

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust*

*	Effective June 1, 2015, Mr. Lehman became Chairman and Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager/adviser

ClearBridge, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Small Cap Fund

The Fund is a separate series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

ClearBridge Small Cap Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Small Cap Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-285/A 12/15 SR15-2653

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N- to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola CSR as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2014 and October 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $276,738 in 2014 and $268,854 in 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $6,500 in October 31, 2014 and $0 in October 31, 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $60,804 in October 31, 2014 and $56,048 in October 31, 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $9,195 in October 31, 2014 and $3,234 in October 31, 2015, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2014 and October 31, 2015; Tax Fees were 100% and 100% for October 31, 2014 and October 31, 2015; and Other Fees were 100% and 100% for October 31, 2014 and October 31, 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $277,092 in October 31, 2014 and $330,948 in October 31, 2015.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 22, 2015